                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       1/26/2005
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                           CITIZENS FIRST CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



     Kentucky                        333-67435                61-0912615
(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                 File Number)            Identification No.)



                1805 Campbell Lane, Bowling Green, Kentucky     42101
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code       (270) 393-0700
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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On January 26, 2005, Citizens First Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's operating results for the fourth quarter and year ended December 31, 2004.


ITEM 7.01.  REGULATION FD DISCLOSURE

              See "Item 2.02. Results of Operations and Financial Condition" which is incorporated by reference in this Item 7.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c) The following exhibits are furnished as a part of this Report:

                      99.1   Press Release dated January 26, 2005.

             The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       -----------------------
                                                        By:/s/ Bill D. Wright
                                                               Bill D. Wright
                                                         Vice President and
                                                         Chief Financial
                                                         Officer
                                                        (Principal Financial
                                                        and Accouning Officer)

Date:  January 26, 2005

                             EXHIBIT LIST
EXHIBIT                                                       SEQUENTIALLY
 NUMBER                       DESCRIPTION                    NUMBERED PAGES
--------         -------------------------------------       ---------------
 99.1         Press Release dated January 26, 2005                  4